CONCENTRATION OF RISK	12 Months Ended
Dec. 31, 2012
Concentration Of Risk [Abstract]
Concentration Of Risk [Text Block]
17.	CONCENTRATION OF RISK

Revenue concentration

A substantial percentage of the Group’s sales are made to the following customer. Details of the customer accounting for 10% or more of total net revenue are as follows:

	2012	2011	2010
Customer A	16%	29%	26%

The total amount of revenues from the customer accounting for 10% or more of total net revenue is as follow:

	2012	2012	2011	2010
	USD	RMB	RMB	RMB
Customer A	126,151	785,933	1,039,896	672,641

The customer with sales over 10% is within the Product Sales segment for the years ended December 31, 2011 and 2010.

Details of the accounts receivable from the customer with the largest receivable balances as of December 31, 2012 and 2011 are as follows:

	% of accounts receivable
	2012	2011
Customer A	15%	13%

Dependence on suppliers

The Group typically rely on a limited number of key suppliers, and many customized module design solutions that are developed by the Group are designed around technology components provided by these suppliers. The Group typically does not have long-term supply agreements or other forms of exclusive arrangements with these suppliers. If the Group loses a key supplier or a supplier reduces the quantity of products it sells to the Group, it does not maintain a sufficient inventory level of products required or is otherwise unable to meet the demand for its components, the Group may have to expend significant time, effort and other resources to locate a suitable alternative supplier and secure replacement components. If suitable replacement components are unavailable, the Group may be forced to redevelop certain of its solutions, which ultimately may not be accepted by the customers.

A substantial percentage of the Group’s purchases are made from the following supplier. Details of the major supplier are as follows:

	2012	2011	2010
Supplier A	45.7%	41.1%	37.7%